                                 SMITH BARNEY
                              MANAGED GOVERNMENTS
                                   FUND INC.
                CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2000



                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            Not Fdic Insured . Not Bank Guaranteed . May Lose Value

                                           [GRAPHIC] Classic Series

[PHOTO OF JAMES E. CONROY]
                                           Annual Report . July 31, 2000

James E. Conroy                            SMITH BARNEY MANAGED
PORTFOLIO MANAGER                          GOVERNMENTS FUND INC.

----------------------
JAMES E. CONROY
----------------------

James E. Conroy has more than 24 years of securities business experience and has been responsible for managing the Fund since 1991.

Education: BA in Economics from Muhlenberg College

----------------------
FUND OBJECTIVE
----------------------

The Fund seeks high current income consistent with liquidity and safety of capital by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

----------------------
FUND FACTS
----------------------

FUND INCEPTION
-------------------
September 4, 1984

MANAGER TENURE
-------------------
9 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
-------------------
24 Years

                      CLASS A    CLASS B     CLASS L
--------------------------------------------------------------------------------
NASDAQ                SHMGX       MGVBX       SMGLX
--------------------------------------------------------------------------------
Inception             9/4/84     11/6/92     6/29/93
--------------------------------------------------------------------------------

Average Annual Total Returns as of July 31, 2000

                                   Without Sales Charges/(1)/

                            Class A         Class B        Class L
--------------------------------------------------------------------------------
One-Year                     5.49%           4.91%          5.00%
--------------------------------------------------------------------------------
Five-Year                    5.37            4.82           4.89
--------------------------------------------------------------------------------
Ten-Year                     6.86             N/A            N/A
--------------------------------------------------------------------------------
Since Inception+             8.04            5.22           4.54
--------------------------------------------------------------------------------


                                    With Sales Charges/(2)/
                            Class A         Class B        Class L
--------------------------------------------------------------------------------
One-Year                     0.74%           0.43%          2.98%
--------------------------------------------------------------------------------
Five-Year                    4.40            4.67           4.68
--------------------------------------------------------------------------------
Ten-year                     6.37             N/A            N/A
--------------------------------------------------------------------------------
Since Inception+             7.73            5.22           4.39
--------------------------------------------------------------------------------

/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

/+/ Inception dates for Class A, B and L shares are September 4, 1984, November 6, 1992 and June 29, 1993, respectively.

--------------------------------------------------------------------------------

What's Inside

A Message from the Chairman .....................................1
Shareholder Letter ..............................................2
Historical Performance ..........................................5
Smith Barney Managed Governments Fund Inc.
at a Glance .....................................................8
Schedule of Investments .........................................9
Statement of Assets and Liabilities ............................10
Statement of Operations ........................................11
Statements of Changes in Net Assets ............................12
Notes to Financial Statements ..................................13
Financial Highlights ...........................................17
Independent Auditors' Report ...................................19
Tax Information ................................................20

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO OF HEATH B. MCLENDON]

HEATH B. MCLENDON
CHAIRMAN

For years, individuals and their families and businesses have looked to the investment professionals of SSB Citi Fund Management LLC ("SSB Citi") for thoughtful insight and advice. For some, the solution has been a long-term investment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized and respected for their insight and record.

The Smith Barney Managed Governments Fund Inc. ("Fund"), which seeks high current income consistent with liquidity and safety of capital, represents an opportunity for you, the serious investor, to take part in the benefits of investing primarily, but not limited to, debt obligations issued or guaranteed by the U.S. government or its agencies. When allocating the Fund's investments, portfolio manager James E. Conroy focuses on identifying what deems to be compelling sectors and securities within the bond market.


In our opinion, the lessons of the past may be used to better understand the challenges and opportunities of the future. We also believe that expertise is achieved through the intelligent application of knowledge and experience. Our portfolio managers provide asset management expertise and have managed portfolios across markets and cycles.


With economic growth robust, interest rates stable and inflationary pressures apparently in check, many investors may not feel compelled to alter their portfolio mixes. Yet, when times are good, it may be prudent for investors to consider adding a bond fund to their investment plan to cushion the effects of stock market volatility and gain additional income potential.


When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

August 29, 2000


1    Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to
     Shareholders

Dear Shareholder,

We are pleased to provide the annual report for Smith Barney Managed Governments Fund Inc. ("Fund") for the year ended July 31, 2000. In this report we summarize the period's prevailing economic and market conditions and outline our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to page nine for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow. Also, please note that any discussion of the Fund's holdings is as of July 31, 2000. We hope that you find this report to be useful and informative.

Performance Update

For the year ended July 31, 2000, the Fund's Class A shares, without and with sales charges, returned 5.49% and 0.74%, respectively. In comparison, the Lehman Brothers Government Bond Index ("Lehman Index")1 returned 6.18% for the same period.

During the period, the Fund distributed income dividends totaling $0.70 per Class A share. For additional performance information please refer to pages five through seven.

Market Update and Outlook

In our opinion, the issues that significantly impacted the performance of the bond market during the period were:

     .    Interest rate increases by the Federal Reserve Board ("Fed");

     .    The stock market's resiliency in the face of the Fed's actions;

     .    The U.S. Treasury's buyback program; and

     . Investors' concerns regarding credit quality, extreme levels of volatility and illiquidity.

On May 16, 2000, the Fed enacted the sixth in a series on monetary policy actions that began on June 30, 1999, when the federal funds rate ("fed funds rate")2 was 4.75%. Since June 30, 1999, the Fed has raised interest rates by 175 basis points.3 With the fed funds rate presently at 6.50%, the cumulative effect of the interest rate increases so far, we believe, may begin to have a more pronounced effect in dampening inflationary pressures in the economy.

A critical point, which many investors overlook, is that Fed monetary policy adjustments take time to be absorbed into the general economy. In our opinion, the rallies we have recently seen are a direct result of changes that were enacted six to nine months ago.

Moreover, the plan by the U.S. Treasury to buy back more than $30 billion and $50 billion of its long-term debt obligations in 2000 and 2001, respectively, has led to a reduced supply in the marketplace. The U.S. Treasury's intent to retire debt, particularly at the long end of the yield curve,4 has been the most recent test for the bond market. The notion that a decreased supply of U.S. Treasury securities with constant if not increasing demand would cause interest rates to decrease seemed to many investment professionals as "too easy." Many investment professionals believed that this was too good to be true and for awhile they were right. However, the constant yet small quantities of Treasuries, relative to outstanding supply, that were retired cumulatively have begun to have an impact on the market.


--------------
1 The Lehman Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that has an average maturity of roughly nine years. An investor cannot invest directly in an index.
2 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
3    A basis point is 0.01% or one one-hundredth of a percent.
4 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

2 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to
  Shareholders

As such, the price of long-term bonds increased in relation to their short-term counter counterparts, as reflected by an inverted yield curve.5 Instead of a "normal" yield curve, with yields rising slowly along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds.

In our opinion, bonds have assumed their traditional role once again: namely income. Beneficiaries of the infrequent rallies we believe may come by owning longer-dated U.S. Treasuries.

The chart below shows the yields for various U.S. Treasuries during the reporting period:

                        Yields from U.S. Treasuries6

                                             7/31/00       7/31/99
                                             -------       -------

      3-month U.S. Treasury Bills             5.96%         4.55%
      2-year U.S. Treasury Bills              6.34          5.55
      5-year U.S. Treasury Notes              6.18          5.68
      10-year U.S. Treasury Bonds             6.05          5.79
      30-year U.S. Treasury Bonds             5.85          5.98

Investment Strategy

As previously noted, the Fund seeks high current income consistent with liquidity and safety of capital. The Fund's portfolio will consist principally of "mortgage-backed" securities issued or guaranteed by the Government National Mortgage Association ("GNMA"),7 Federal National Mortgage Association ("FNMA")8 and Federal Home Loan Mortgage Corporation ("FHLMC").9

We focus on investing in individual securities and sectors that we deem to be undervalued relative to the marketplace. More specifically, we determine sector and maturity weightings based on intermediate and long-term assessments of the market and relative value factors based on the outlook for interest rates. Additionally, through our research we seek to uncover inefficient sectors of the government securities and mortgage markets and adjust the Fund's portfolio to take advantage of the new information.

As of July 31, 2000, the Fund's duration10 was 4.41 years versus 4.69 years for the Lehman Index. The Fund maintains a higher percentage of securities in the 8-8 1/2% coupon11 range versus the Lehman Index. Throughout the year, we have increased the Fund's investments in U.S. government and agency obligations from approximately 77% as of July 31, 1999 to roughly 94% of the Fund's portfolio as of July 31, 2000.


--------------
5 An inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.
6    Source: Federal Reserve Bank of New York.
7 GNMA obligations are pass-through mortgage-backed securities consisting of a pool of residential mortgage loans. All payments of principal and interest are passed through to investors each month.
8 FNMA obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some nongovernment-backed mortgages.
9 FHLMC are mortgage-backed securities, issued in minimum denominations of $25,000, that are packaged, guaranteed and sold by the Federal Home Loan Mortgage Corporation.
10 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
11 Coupon is the interest on a debt security the issuer promises to pay to a holder until maturity, expressed as an annual percentage of face value.

3    Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to
     Shareholders

In closing, thank you for investing in the Smith Barney Managed Governments Fund Inc. We look forward to helping you pursue your financial goals in the future.





Sincerely,

/s/ James E. Conroy

James E. Conroy
Vice President and Investment Officer

August 29, 2000

4    Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to
     Shareholders

Historical Performance -- Class A Shares


                              Net Asset Value
                            --------------------
                            Beginning      End       Income      Capital Gain      Return        Total
Year Ended                   of Year     of Year    Dividends    Distributions   of Capital    Returns/(1)/
============================================================================================================
7/31/00                      $12.09       $12.03      $0.70          $0.00          $0.00        5.49%
------------------------------------------------------------------------------------------------------------
7/31/99                       12.73        12.09       0.72           0.00           0.00        0.58
------------------------------------------------------------------------------------------------------------
7/31/98                       12.84        12.73       0.80           0.00           0.00        5.51
------------------------------------------------------------------------------------------------------------
7/31/97                       12.27        12.84       0.82           0.00           0.00       11.80
------------------------------------------------------------------------------------------------------------
7/31/96                       12.63        12.27       0.82           0.00           0.01        3.76
------------------------------------------------------------------------------------------------------------
7/31/95                       12.50        12.63       0.74           0.00           0.04        7.67
------------------------------------------------------------------------------------------------------------
7/31/94                       13.29        12.50       0.61           0.00           0.19        0.08
------------------------------------------------------------------------------------------------------------
7/31/93                       12.88        13.29       0.66           0.23           0.00       10.43
------------------------------------------------------------------------------------------------------------
7/31/92                       12.09        12.88       0.91           0.00           0.08       15.25
------------------------------------------------------------------------------------------------------------
7/31/91                       12.13        12.09       0.98           0.00           0.11        9.02
============================================================================================================
  Total                                               $7.76          $0.23          $0.43
============================================================================================================
Historical Performance -- Class B Shares

                              Net Asset Value
                            --------------------
                            Beginning      End       Income      Capital Gain      Return        Total
Year Ended                   of Year     of Year    Dividends    Distributions   of Capital    Returns/(1)/
============================================================================================================
7/31/00                      $12.09       $12.03      $0.64          $0.00          $0.00        4.91%
------------------------------------------------------------------------------------------------------------
7/31/99                       12.73        12.09       0.66           0.00           0.00        0.06
------------------------------------------------------------------------------------------------------------
7/31/98                       12.84        12.73       0.73           0.00           0.00        4.99
------------------------------------------------------------------------------------------------------------
7/31/97                       12.27        12.84       0.76           0.00           0.00       11.23
------------------------------------------------------------------------------------------------------------
7/31/96                       12.63        12.27       0.76           0.00           0.01        3.24
------------------------------------------------------------------------------------------------------------
7/31/95                       12.50        12.63       0.67           0.00           0.04        7.04
------------------------------------------------------------------------------------------------------------
7/31/94                       13.29        12.50       0.56           0.00           0.17       (0.46)
------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93         12.64        13.29       0.41           0.16           0.00        9.92+
============================================================================================================
  Total                                               $5.19          $0.16          $0.22
============================================================================================================

5    Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to
     Shareholders

Historical Performance -- Class L Shares

                              Net Asset Value
                            --------------------
                            Beginning      End       Income      Capital Gain      Return        Total
Year Ended                   of Year     of Year    Dividends    Distributions   of Capital    Returns(1)
===========================================================================================================
7/31/00                      $12.09       $12.03      $0.65          $0.00          $0.00        5.00%
------------------------------------------------------------------------------------------------------------
7/31/99                       12.73        12.09       0.67           0.00           0.00        0.15
------------------------------------------------------------------------------------------------------------
7/31/98                       12.84        12.73       0.74           0.00           0.00        5.07
------------------------------------------------------------------------------------------------------------
7/31/97                       12.27        12.84       0.76           0.00           0.00       11.26
------------------------------------------------------------------------------------------------------------
7/31/96                       12.63        12.27       0.76           0.00           0.01        3.25
------------------------------------------------------------------------------------------------------------
7/31/95                       12.50        12.63       0.67           0.00           0.04        7.04
------------------------------------------------------------------------------------------------------------
7/31/94                       13.29        12.50       0.56           0.00           0.17       (0.46)
------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93         13.18        13.29       0.03           0.02           0.00        1.25+
============================================================================================================
  Total                                               $4.84          $0.02          $0.22
============================================================================================================

Historical Performance -- Class Y Shares

                              Net Asset Value
                            --------------------
                            Beginning      End       Income      Capital Gain      Return        Total
Year Ended                   of Year     of Year    Dividends    Distributions   of Capital    Returns(1)
============================================================================================================
7/31/00                      $12.10       $12.03      $0.75          $0.00          $0.00        5.79%
------------------------------------------------------------------------------------------------------------
7/31/99                       12.74        12.10       0.77           0.00           0.00        0.92
------------------------------------------------------------------------------------------------------------
7/31/98                       12.84        12.74       0.84           0.00           0.00        5.94
------------------------------------------------------------------------------------------------------------
7/31/97                       12.27        12.84       0.86           0.00           0.00       12.16
------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/96         12.86        12.27       0.44           0.00           0.01       (1.10)+
============================================================================================================
  Total                                               $3.66          $0.00          $0.01
============================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

6    Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to
     Shareholders

Average Annual Total Returns

                                           Without Sales Charges/(1)/
                                   -----------------------------------------
                                   Class A    Class B    Class L     Class Y
================================================================================
Year Ended 7/31/00                  5.49%      4.91%      5.00%       5.79%
--------------------------------------------------------------------------------
Five Years Ended 7/31/00            5.37       4.82       4.89         N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/00             6.86        N/A        N/A         N/A
--------------------------------------------------------------------------------
Inception* through 7/31/00          8.04       5.22       4.54        5.19
================================================================================

                                            With Sales Charges/(2)/
                                   -----------------------------------------
                                   Class A    Class B    Class L     Class Y
================================================================================
Year Ended 7/31/00                  0.74%      0.43%      2.98%       5.79%
--------------------------------------------------------------------------------
Five Years Ended 7/31/00            4.40       4.67       4.68         N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/00             6.37        N/A        N/A         N/A
--------------------------------------------------------------------------------
Inception* through 7/31/00          7.73       5.22       4.39        5.19
================================================================================

Cumulative Total Returns

                                                      Without Sales Charges/(1)/
================================================================================
Class A (7/31/90 through 7/31/00)                              94.22%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/00)                           48.22
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/00)                           36.98
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/00)                           25.47
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, L and Y shares are September 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.

7    Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to
     Shareholders

Smith Barney Managed Governments Fund Inc. at a Glance (unaudited)

Growth of $10,000 Invested in Class A Shares of the Smith Barney Managed Governments Fund Inc. vs. Lehman Brothers Government Bond Index and Lipper Mortgage Securities Average+
--------------------------------------------------------------------------------

                                    [GRAPH]

                             July 1990 -- July 2000

              Smith Barney Managed     Lipper Mortgage        Lehman Brothers
              Governments Fund Inc.   Securities Average   Government Bond Index

July 1990            9,551                  10,000                 10,000
July 1991           10,413                  11,048                 11,004
July 1992           12,001                  12,507                 12,682
July 1993           13,252                  13,567                 14,052
July 1994           13,263                  13,297                 14,033
July 1995           14,280                  14,459                 16,485
July 1996           14,816                  15,174                 17,335
July 1997           16,570                  16,699                 19,099
July 1998           17,483                  17,745                 20,694
July 1999           17,584                  18,031                 21,262
July 2000           18,550                  19,033                 22,576


+ Hypothetical illustration of $10,000 invested in Class A shares on July 31, 1990, assuming deduction of the maximum 4.50% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2000. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper, Inc. U.S. Mortgage Securities Bond Fund Average ("Lipper Mortgage Securities Average") is composed of the Fund's peer group of mutual funds (60 funds as of July 31, 2000) investing in U.S. mortgage-backed securities. Lipper Inc. is a widely-recognized mutual fund information service. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                             Investment Breakdown*

                                    [GRAPH]

                      GNMA                         64.3%
                      FNMA                         17.8%
                      U.S. Treasuries              11.5%
                      Repurchase Agreement          6.4%


* As a percentage of total investments. These holdings are as of July 31, 2000 and are subject to change.


U.S. Treasury Securities are debt obligations of the United States Government. They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury bonds, notes and bills.

Mortgage-Backed Securities are debt securities issued by U.S. Government Agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.


8    Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to
     Shareholders

Schedule of Investments                                            July 31, 2000


    FACE
   AMOUNT                                        SECURITY                                                          VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 93.6%
$  16,000,000     U.S. Treasury Note, 6.500% due 2/15/10                                                         $ 16,529,920
   25,000,000     U.S. Treasury Note, 6.250% due 5/15/30                                                           26,640,500
   30,000,000     U.S. Treasury Strip, zero coupon to yield 6.209% due 2/15/19                                      9,847,800
   80,500,000     Federal National Mortgage Association (FNMA), 8.500% due 7/31/30*                                81,882,990
                  Government National Mortgage Association I (GNMA):
   43,808,101       6.500% due 10/15/28+                                                                           41,590,097
   37,382,322       7.000% due 5/15/29+                                                                            36,365,897
   56,151,709       7.500% due 5/15/30+                                                                            55,712,603
  161,456,901       8.000% due 5/15/30+@                                                                          162,969,752
--------------------------------------------------------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                  (Cost -- $434,780,011)                                                                          431,539,559
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.4%
   29,432,000     Morgan Stanley Dean Witter & Co.,6.530% due 8/1/00; Proceeds at maturity -- $29,437,335;
                    (Fully collateralized by U.S. Treasury Notes, 4.500% to 6.375% due 8/15/00 to 2/15/07;
                    Market value -- $30,175,148) (Cost -- $29,432,000)                                             29,432,000
--------------------------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS
                  (Cost -- $464,212,011**)                                                                       $460,971,559
--------------------------------------------------------------------------------------------------------------------------------

*    Security issued on a to-be-announced ("TBA") basis (See Note 9).
+ Date shown represents the last in range of maturity dates of mortgage certificates owned.
@    Security partially segregated by custodian for TBAs.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

    9 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

Statement of Assets and Liabilities                                July 31, 2000

ASSETS:
     Investments, at value (Cost -- $464,212,011)                                $460,971,559
     Cash                                                                                 571
     Receivable for securities sold                                                54,587,500
     Interest receivable                                                            3,472,710
     Receivable for Fund shares sold                                                  132,787
     Other assets                                                                       2,975
------------------------------------------------------------------------------------------------
     Total Assets                                                                 519,168,102
------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                              82,226,278
     Payable for Fund shares purchased                                              1,362,287
     Investment advisory fees payable                                                 166,977
     Administration fees payable                                                       74,212
     Distribution fees payable                                                         23,738
     Other liabilities                                                                941,265
     Accrued expenses                                                                 126,188
------------------------------------------------------------------------------------------------
     Total Liabilities                                                             84,920,945
------------------------------------------------------------------------------------------------
Total Net Assets                                                                 $434,247,157
------------------------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                                 $     36,100
     Capital paid in excess of par value                                          478,014,872
     Undistributed net investment income                                              272,711
     Accumulated net realized loss from security transactions                     (40,836,074)
     Net unrealized depreciation of investments                                    (3,240,452)
------------------------------------------------------------------------------------------------
Total Net Assets                                                                 $434,247,157
------------------------------------------------------------------------------------------------
Shares Outstanding:
     Class A                                                                       22,496,571
     -------------------------------------------------------------------------------------------
     Class B                                                                        3,284,216
     -------------------------------------------------------------------------------------------
     Class L                                                                          322,459
     -------------------------------------------------------------------------------------------
     Class Y                                                                        9,996,290
     -------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                    $12.03
     -------------------------------------------------------------------------------------------
     Class B *                                                                         $12.03
     -------------------------------------------------------------------------------------------
     Class L **                                                                        $12.03
     -------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                    $12.03
     -------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)                 $12.60
     -------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                 $12.15
------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                    See  Notes to Financial  Statements.

   10 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

Statement of Operations                         For the Year Ended July 31, 2000

INVESTMENT INCOME:
     Interest                                                                         $ 33,361,030
----------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                                   2,118,708
     Distribution fees (Note 2)                                                          1,141,931
     Administration fees (Note 2)                                                          941,648
     Shareholder and system servicing fees                                                 262,633
     Registration fees                                                                      90,547
     Audit and legal                                                                        76,855
     Shareholder communications                                                             73,503
     Directors' fees                                                                        60,327
     Custody                                                                                29,958
     Other                                                                                  15,589
----------------------------------------------------------------------------------------------------
     Total Expenses                                                                      4,811,699
----------------------------------------------------------------------------------------------------
Net Investment Income                                                                   28,549,331
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                            822,409,949
        Cost of securities sold                                                        835,315,298
----------------------------------------------------------------------------------------------------
     Net Realized Loss                                                                 (12,905,349)
----------------------------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments:
        Beginning of year                                                              (12,258,704)
        End of year                                                                     (3,240,452)
----------------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                                             9,018,252
----------------------------------------------------------------------------------------------------
Net Loss on Investments                                                                 (3,887,097)
----------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                $ 24,662,234
----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   11 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

Statements of Changes in Net Assets                 For the Years Ended July 31,

                                                                              2000               1999
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                               $  28,549,331      $  27,915,680
     Net realized loss                                                     (12,905,349)        (9,401,797)
     Increase (decrease) in net unrealized depreciation                      9,018,252        (14,584,287)
-------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                 24,662,234          3,929,596
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                 (27,451,935)       (30,793,285)
-------------------------------------------------------------------------------------------------------------
     Decrease In Net Assets From Distributions to Shareholders             (27,451,935)       (30,793,285)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
     Net proceeds from sale of shares                                       71,123,701        127,955,837
     Net asset value of shares issued for reinvestment of dividends         13,149,987         15,923,744
     Cost of shares reacquired                                            (153,000,295)      (152,838,825)
-------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                   (68,726,607)        (8,959,244)
-------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                     (71,516,308)       (35,822,933)

NET ASSETS:
     Beginning of year                                                     505,763,465        541,586,398
-------------------------------------------------------------------------------------------------------------
     End of year*                                                        $ 434,247,157      $ 505,763,465
-------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:     $     272,711      $  (1,238,955)
-------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

   12 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

Notes to Financial Statements

1.   Significant Accounting Policies

Smith Barney Managed Governments Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day;
(c)securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors;
(d)securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e)other securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets of each class; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $1 billion and 0.415% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $1 billion and 0.185% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended July 31, 2000, the Fund paid transfer agent fees of $222,989 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended July 31, 2000, SSB and its affiliates did not receive any brokerage commissions.

   13 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2000, SSB and CFBDS received sales charges of approximately $227,000 and $10,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                           Class A        Class B        Class L
--------------------------------------------------------------------------------
CDSCs                      $3,000         $78,000         $3,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2000, total Distribution Plan fees incurred were:

                           Class A        Class B        Class L
--------------------------------------------------------------------------------
Distribution Plan Fees    $739,692       $374,676        $27,563
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.


3. Investments

During the year ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                           $798,530,273
--------------------------------------------------------------------------------
Sales                                                822,409,949
--------------------------------------------------------------------------------

At July 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                       $ 1,669,569
Gross unrealized depreciation                        (4,910,021)
--------------------------------------------------------------------------------
Net unrealized depreciation                         $(3,240,452)
--------------------------------------------------------------------------------


4. Capital Loss Carryforward

At July 31, 2000, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $27,919,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                          2003          2004             2008
--------------------------------------------------------------------------------
Carryforward Amounts                  $10,207,000    $3,598,000      $14,114,000
--------------------------------------------------------------------------------


5. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


6. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

   14 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

During the year ended July 31, 2000, the Fund did not enter into any reverse repurchase agreements.


7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2000, the Fund had no open purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended July 31, 2000, the Fund did not write any call or put option contracts.


8. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2000, the Fund had no open futures contracts.


9. Securities Traded on a To-Be-Announced Basis

The Fund may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuation and their current value is determined in the same manner as for other portfolio securities.

At July 31, 2000, the Fund held one TBA security with a total cost of $81,807,994.

   15 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

10. Dollar Roll Transactions

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund exceeding the yield on the securities sold.

At July 31, 2000, the Fund had no open dollar roll transactions.


11. Capital Shares

At July 31, 2000, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At July 31, 2000, total paid-in capital amounted to the following for each class:

                               Class A       Class B        Class L       Class Y
--------------------------------------------------------------------------------------
Total Paid-in Capital       $334,774,256   $15,389,932    $3,955,504   $123,931,280
--------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                               Year Ended                            Year Ended
                                             July 31, 2000                         July 31, 1999
                                      ----------------------------          --------------------------------
                                        Shares           Amount               Shares           Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                           4,169,302      $  50,066,100          5,941,483      $  76,042,708
Shares issued on reinvestment           949,738         11,415,627          1,067,610         13,435,336
Shares reacquired                    (9,239,118)      (111,008,735)        (9,789,455)      (124,581,005)
------------------------------------------------------------------------------------------------------------
Net Decrease                         (4,120,078)     $ (49,527,008)        (2,780,362)     $ (35,102,961)
------------------------------------------------------------------------------------------------------------
Class B
Shares sold                             424,669      $   5,119,735          1,099,653      $  14,006,795
Shares issued on reinvestment           131,489          1,581,073            183,648          2,312,409
Shares reacquired                    (2,351,019)       (28,232,093)        (2,013,572)       (25,429,750)
------------------------------------------------------------------------------------------------------------
Net Decrease                         (1,794,861)     $ (21,531,285)          (730,271)     $  (9,110,546)
------------------------------------------------------------------------------------------------------------
Class L
Shares sold                             117,782      $   1,408,937            316,056      $   4,011,658
Shares issued on reinvestment            12,753            153,287             14,009            175,999
Shares reacquired                      (180,705)        (2,174,927)          (178,371)        (2,253,226)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (50,170)     $    (612,703)           151,694      $   1,934,431
------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                           1,209,411      $  14,528,929          2,671,406      $  33,894,676
Shares reacquired                      (966,947)       (11,584,540)           (46,198)          (574,844)
------------------------------------------------------------------------------------------------------------
Net Increase                            242,464      $   2,944,389          2,625,208      $  33,319,832
------------------------------------------------------------------------------------------------------------

   16 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended July 31, except where noted:

Class A Shares                                    2000(1)       1999(1)       1998          1997(1)       1996(1)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $12.09        $12.73        $12.84        $12.27        $12.63
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                           0.73          0.65          0.75          0.80          0.81
   Net realized and unrealized gain (loss)        (0.09)        (0.57)        (0.06)         0.59         (0.34)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       0.64          0.08          0.69          1.39          0.47
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.70)        (0.72)        (0.80)        (0.82)        (0.82)
   Capital                                           --            --            --            --         (0.01)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.70)        (0.72)        (0.80)        (0.82)        (0.83)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $12.03        $12.09        $12.73        $12.84        $12.27
Total Return                                       5.49%         0.58%         5.51%        11.80%         3.76%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $270,599      $321,860      $374,109      $414,571      $454,679
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                           6.05%         5.18%         5.78%         6.43%         6.46%
   Interest expense                                  --            --          0.13          0.22          0.47
   Other expenses                                  1.05          1.04          1.03          1.01          1.04
   Total expenses                                  1.05          1.04          1.16          1.23          1.51
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             173%          205%          363%          121%          275%
--------------------------------------------------------------------------------------------------------------------

Class B Shares                                    2000(1)       1999(1)       1998          1997(1)       1996(1)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $12.09        $12.73        $12.84        $12.27        $12.63
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                           0.66          0.59          0.67          0.74          0.75
   Net realized and unrealized gain (loss)        (0.08)        (0.57)        (0.05)         0.59         (0.34)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       0.58          0.02          0.62          1.33          0.41
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.64)        (0.66)        (0.73)        (0.76)        (0.76)
   Capital                                           --            --            --            --         (0.01)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.64)        (0.66)        (0.73)        (0.76)        (0.77)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $12.03        $12.09        $12.73        $12.84        $12.27
--------------------------------------------------------------------------------------------------------------------
Total Return                                       4.91%         0.06%         4.99%        11.23%         3.24%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $39,499       $61,391       $73,905       $96,747      $110,724
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                           5.52%         4.64%         5.27%         5.91%         5.94%
   Interest expense                                  --            --          0.13          0.22          0.47
   Other expenses                                  1.58          1.57          1.56          1.53          1.56
   Total expenses                                  1.58          1.57          1.69          1.75          2.03
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             173%          205%          363%          121%          275%
--------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

   17 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended July 31, except where noted:

Class L Shares                                        2000(1)         1999(1)        1998(1)(2)     1997(1)        1996(1)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $12.09          $12.73         $12.84         $12.27         $12.63
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                               0.67            0.61           0.67           0.74           0.75
   Net realized and unrealized gain (loss)            (0.08)          (0.58)         (0.04)          0.59          (0.34)
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                           0.59            0.03           0.63           1.33           0.41
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.65)          (0.67)         (0.74)         (0.76)         (0.76)
   Capital                                               --              --             --             --          (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.65)          (0.67)         (0.74)         (0.76)         (0.77)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $12.03          $12.09         $12.73         $12.84         $12.27
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                           5.00%           0.15%          5.07%         11.26%          3.25%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $3,879          $4,505         $2,811         $1,866         $1,238
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                               5.60%           4.76%          5.28%          6.01%          5.99%
   Interest expense                                      --              --           0.13           0.22           0.47
   Other expenses                                      1.51            1.48           1.49           1.46           1.49
   Total expenses                                      1.51            1.48           1.62           1.68           1.96
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 173%            205%           363%           121%           275%
-----------------------------------------------------------------------------------------------------------------------------

Class Y Shares                                        2000(1)         1999(1)        1998           1997(1)        1996(1)(3)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $12.10          $12.74         $12.84         $12.27         $12.86
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                               0.77            0.70           0.80           0.84           0.35
   Net realized and unrealized gain (loss)            (0.09)          (0.57)         (0.06)          0.59          (0.49)
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    0.68            0.13           0.74           1.43          (0.14)

Less Distributions From:
   Net investment income                              (0.75)          (0.77)         (0.84)         (0.86)         (0.44)
   Capital                                               --              --             --             --          (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.75)          (0.77)         (0.84)         (0.86)         (0.45)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $12.03          $12.10         $12.74         $12.84         $12.27
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                           5.79%           0.92%          5.94%         12.16%         (1.10)%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $120,270        $118,007        $90,761        $85,194        $27,215
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                               6.40%           5.54%          6.10%          6.82%          6.62%+
   Interest expense                                      --              --           0.13           0.22           0.47+
   Other expenses                                      0.71            0.70           0.69           0.62           0.78+
   Total expenses                                      0.71            0.70           0.82           0.84           1.25
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 173%            205%           363%           121%           275%
-----------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from February 7, 1996 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

   18 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

Independent Auditors' Report

The Shareholders and Board of Directors of
Smith Barney Managed Governments Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Managed Governments Fund Inc. as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Managed Governments Fund Inc. as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                        /s/ KPMG LLP


New York, New York
September 11, 2000

   19 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended July 31, 2000:

A total of 5.79% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

   20 Smith Barney Managed Governments Fund Inc. | 2000 Annual Report to Shareholders

SMITH BARNEY
MANAGED GOVERNMENTS FUND


    Directors

    Herbert Barg
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane
    Burt N. Dorsett
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.


    Officers

    Heath B. McLendon
    President and
    Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President
    and Treasurer

    James E. Conroy
    Vice President and
    Investment Officer

    Paul A. Brook
    Controller

    Christina T. Sydor
    Secretary


    Investment Adviser

    SSB Citi Fund Management LLC


    Distributor

    Salomon Smith Barney Inc.


    Custodian

    PFPC Trust Company


    Transfer Agent

    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004


    Sub-Transfer Agent

    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

Smith Barney Managed Governments Fund Inc.

This report is submitted for the general information of shareholders of Smith Barney Managed Governments Fund Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MANAGED GOVERNMENTS
FUND INC.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds







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Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


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